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                             CONFIDENTIAL TREATMENT

                                                     Exhibit 10.13

Note: Portions of the Exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC under Rule 406. The omitted confidential material has been filed separately with the SEC. The location of the omitted confidential information is indicated herein by a legend stating, "MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT."

--------------------------------------------------------------------------------
              Convention concerning availability of optical fibres
--------------------------------------------------------------------------------

Between the undersigned:

1 - La Societe des Autoroutes du Nord et de l'Est de la France (Company for Motorways in Northern and Eastern France), whose registered office is located at 41 bis avenue Bosquet, 75007 PARIS, a corporation registered in the PARIS Trade and Companies Register under No. B 632 050 019, represented by Mr. Michel AMILHAT, its managing director, hereinafter designated as "the SANEF",

                                                        party of the first part,

and;

2 - The Company HERMES EUROPE RAILTEL B.V., whose registered office is at Drentestraat 20, 1083 HK Amsterdam, Netherlands, registered in the Almere Trade Register under No. 55004, represented by Mr. Jan LOEBER, its managing director, hereinafter designated as "the OPERATOR",

                                                       party of the second part,

The SANEF and the OPERATOR being designated collectively as "the Parties".
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                                                                               2


                                    CONTENTS

1. PREAMBLE

2. DEFINITIONS

3. PURPOSE

4. LEGAL NATURE AND SCOPE OF THE CONVENTION

4.1 AUTHORISATION TO OCCUPY THE PUBLIC DOMAIN
4.2 INTUITU PERSONAE
4.3 EXCLUSIVITY
4.4 CONTRACTUAL RELATIONSHIPS - VALIDITY
4.5 EQUAL TREATMENT
4.6 MISCELLANEOUS

5. PARTIES' CONTACTS

6. INTELLECTUAL PROPERTY - CONFIDENTIALITY

6.1 INTELLECTUAL PROPERTY
6.2 CONFIDENTIALITY

7. EFFECTIVE DATE - DUARATION - RENEWAL

7.1 EFFECTIVE DATE
7.2 DURATION
7.3 RENEWAL

8. COOPERATION BETWEEN PARTIES

8.1 GENERAL PRINCIPLES
8.2 MONITORING COMMITTEE
8.3 CONNECTION

9. AVAILABILITY OF F.O.N. AND OF SITES

9.1 FIRM SERVICES
      9.1.1 Content
      9.1.2 deadlines
      9.1.3 special conventions regarding Site availability
9.2 ADDITIONAL SERVICES
      9.2.1 Informing the OPERATOR
      9.2.2 Request for additional F.o.n.
      9.2.3 Request for optional F.o.n.
      9.2.4 Making additional F.o.n available

10. TECHNICAL PROVISIONS RELATIVE TO THE WORK

10.1 INSTALLATION OF THE F.O.N.
10.2 SITES
      10.2.1 Evaluation of OPERATOR's needs
      10.2.2 Improvement of the SANEF sites
      10.2.3 Construction of Sites by the OPERATOR
      10.2.4 OPERATOR's equipment installation
      10.2.5 Use and maintenance of the Sites

11. TECHNICAL PROVISIONS RELATIVE TO OPERATIONS

11.1 ACCEPTANCE
      11.1.1 Acceptance of the F.o.n. by the SANEF
      11.1.2 Acceptance of the F.o.n. by the OPERATOR
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                             CONFIDENTIAL TREATMENT

      11.1.3 Acceptance of the SANEF Sites
      11.1.4 Acceptance of an Equipped Motorway Section
      11.1.5 Compliance of the OPERATOR Sites
      11.1.6 compliance of the OPERATOR's technical equipment
11.2 MAINTENANCE
      11.2.1 Preventive maintenance
      11.2.2 Remedial maintenance
      11.2.3 Maintenance of the OPERATOR's Installation and Sites
      11.2.4 Maintenance of the SANEF Sites
11.3 WITHDRAWAL OF THE OPERATOR's EQUIPMENT AND SITES
      11.3.1 Withdrawal of the equipment of the SANEF Sites
      11.3.2 Withdrawal of the OPERATOR Sites
      11.3.3 Penalties

12. GENERAL CONDITIONS REGARDING INSTALLATION AND OPERATION

12.1 ACCESS TO THE EQUIPMENT
12.2 WORK ON THE MOTORWAY NETWORK
12.3 WORK ON THE TELECOMMUNICATIONS NETWORK

13. LIABILITY

13.1 GENERAL PRINCIPLE
13.2 EQUIPMENT COMPATIBILITY AND MAINTENANCE
13.3 INSURANCE

14. FINANCIAL PROVISIONS

14.1 FEES
14.2 REVISION
14.3 PAYMENT AND INVOICING PROCEDURES
      14.3.1 Downpayment
      14.3.2 Prefinancing option
      14.3.3 Payment of prefinancing of the F.o.n.
      14.3.4 Payment procedures regarding the fees for availability of the F.o.n. and of the Sites

15. DECLARATIONS AND GUARANTEES

16 CANCELLATION

16.1 CANCELLATION BEFORE THE AVAILABILITY DATE OF THE LAST OF THE EQUIPPED MOTORWAY SECTIONS TO BE DELIVERED IN 1997
      16.1.1 Cancellation in case the OPERATOR prefinances
      16.1.2 Cancellation in case the OPERATOR does not prefinance
16.2 CANCELLATION AFTER THE AVAILABILITY DATE OF THE LAST OF THE EQUIPPED MOTORWAY SECTIONS TO BE DELIVERED IN 1997
      16.2.1 Cancellation within ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## years
      16.2.2 Cancellation after ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## years

17. FORCE MAJEURE

18. CONDITION SUBSEQUENT

19. DISPUTES

20. ELECTION OF DOMICILE

21. APPENDICES
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                             CONFIDENTIAL TREATMENT

1. Preamble

      1. By virtue of a convention concerning concession of construction, maintenance and operation of motorways concluded with the State on June 27, 1990, and approved by a Council of State decree on October 29, 1990, the SANEF is the concessionaire of a motorway network located in Northern and Eastern France (autoroutes ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##).

      2. On certain sections of its network described in Appendix 1 to the present Convention, the SANEF intends to deploy black optical fibres in order to improve the conditions of operating the motorway public service for which it is responsible. The SANEF also wishes to reserve the part of the optical fibres it does not use for third party operators working in the telecommunications field.

      3. The OPERATOR intends to install and exploit a telecommunications network within the framework of article I. 33-1 of the Telecommunications Code, and it filed an authorisation application for this purpose on November 15, 1996.

      4. The Parties have consulted each other on a project under which the SANEF would make a certain number of black optical fibres along its motorway network available to the OPERATOR.

      5. The present Convention falls within the framewotk of the principles of the law of July 26, 1996, regulating telecommunications, and hence will observe strict equality of treatment among the various operators in connections with making F.o.n. available on the equipped motorway sections (cf. the following definitions).

 HAVING SET FORTH THESES PREMISES, NOW THEREFORE THE PARTIES HEREBY ENTER INTO
                            THE FOLLOWING AGREEMENT:

2. Definitions

      In the present Convention, the Parties agree to give the following meanings to the words and expressions designated below:

      1.    Optical Cable: a cable consisting of Black Optical Fibres.

      2. Connector: this point consists physically of the extremity of an F.o.n. connected with a terminal system. This connector, located at a Site, is installed and maintained by the SANEF and makes it possible to provide a connection between the F.o.n. made available to the OPERATOR by the SANEF and the OPERATOR's equipment.

      3     Convention: the present convention and its appendices.

      4. Availability Date: the date on which the acceptance operations have given rise to the OPRATORS's acceptance of an Equipped Motorway section.

      5. F.o.n District: a continuous segment of F.o.n. averaging around ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## kilometres located on an Equipped Motorway Section, at the ends of which connectors are generally installed.

      6. Dysfunction: an anomaly of the F.o.n. not respecting the technical specifications laid down in Appendix 4, but not giving rise to an interruption.

      7. Extremity Equipment: the OPERATOR's technical equipment making it possible to use an F.o.n.
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                                                                               5


      8. Black Optical Fibre: an optical fibre installed in accordance with the SANEF's innovative method or otherwise, lacking any telecommunications equipment and designated by the abbreviation F.o.n. (Fibre optique noir).

      9.    Interruption: an anomaly preventing any use of one or several F.o.n.

      10. Equipped Itinerary: a set of Equipped Motorway Sections making it possible to connect two extremities of the Motorway Network.

      11.   Day: calendar day

      12. Operator: a natural or legal person operating a telecommunication network open to the public or the supplier of an optical connectivity service.

      13.   Pair of F.o.n.: two F.o.n. located in the same Optical cable.

      14. Secure Pair of F.o.n.: two pairs of F.o.n. located on both sides of the motorway and one of which benefits from the "securisation" discount in accordance with the price list appearing in Appendix No.6.

      15. R1: the fee to be paid by the OPERATOR to the SANEF in connection with availability of the F.o.n.

      16. R2: the fee to be paid by the OPERATOR to the SANEF in connection with availability of the Sites.

      17. Connection: the link between the Motorway Network Equipped with F.o.n. and a third party telecommunications network.

      18. Motorway Network: the motorways ("autoroutes") for which SANEF is the concessionaire.

      19. Equipped Motorway Network: the motorways in operation for which the SANEF holds a concession, equipped with F.o.n. on each side.

      20. Equipped Motorway Section: the part of the Motorway Network consisting of a continuous series of F.o.n. Districts.

      21. Site: the place where the OPERATOR's equipment is installed and generally located in the SANEF's maintenance centres.

      22.   OPERATOR Site: a Site installed by the OPERATOR on the Motorway
            Network.

      23.   SANEF Site: a Site made available to the OPERATOR by the SANEF.

3. Purpose

      The purpose of the Convention is to lay down, together, the terms and conditions under which the SANEF undertakes to make F.o.n. and associated Sites constituting Equipped Motorway Sections available to the OPERATOR in accordance with Appendix 3 and as defined in Appendix No. 1, with a view to make their exploitation by the OPERATOR possible.
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                                                                               6


4. Legal nature and scope of the Convention

      4.1 Authorisation to occupy the public domain

      Since the Motorway Network is part of the State's motorway public domain, the Convention in particular is tantamount to authorisation to occupy the motorway public domain, but does not grant the OPERATOR any real property rights to the said public domain (article L.34-1 of the State Domain
      Code).

      4.2 Intuitu personae

      The Convention is concluded intuitu personae.

      The Parties may not transfer their rights and obligations under the terms of the Convention except with the other Party's written consent in advance. The said consent is hereby granted, subject to advance notification, in case of transfer to any subsidiary of one of the Parties, or to a company belonging to the group of one of the Parties, or to its direct or indirect parent company under the same conditions, as long as the assignee company is legally authorised to carry on the activities making the present Convention possible.

      4.3 Exclusivity

      For its entire duration, the Convention does not grant any exclusive right to the OPERATOR for using the F.o.n. installed by the SANEF, with the exception of the ones made available to it under the conditions laid down in the said Convention.

      4.4 Contractual relationships - Validity

      The present Convention constitutes the totality of the agreements between the Parties.

      The illegality or nullity of any provision whatsoever of the Convention that is not of an essential nature shall not cast doubt on the validity of the other provisions. The Parties agree to replace the invalid provisions by provisions coming as close as possible to their joint intention expressed within the framework of the Convention. Any modification of the present Convention shall be the object of a rider signed by the authorised representative of each of the Parties.

      4.5 Equal treatment

      The OPERATOR shall benefit by right from the most favourable treatment granted by the SANEF to an Operator placed in a comparable situation and for comparable service.

      4.6 Miscellaneous

      The SANEF agrees not to make F.o.n. available to third parties for purposes of supplying optical connectivity.

      In case of a modification of the legal or economic environment in which the Parties have contracted that has a significant effect on the provisions included in the present Convention, the Parties shall confer to agree on the related adaptations.
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                             CONFIDENTIAL TREATMENT

5. Parties' Contacts

      Each Party designates the following for application of the Convention:

      1. For the SANEF: Mr. Helideo COSTA-ELIAS, Manager for Development and Modernisation, domiciled at the following address: SANEF 100 avenue de SUFFREN, 75015 PARIS.

      2. For the OPERATOR: Mr John SHEARING, Manager of the Operations and Engineering, domiciled at the following address: Hermes Europe Railtel - Terhulpsesteenweg 6A, 1560 Joellaart, Belgium,

      each having the option of appointing a substitute or of delegating, subject to informing the other Party thereof.

      Notice of a change of address or of the contact of one or the other of the Parties shall have to be given by registered mail with receipt.

      Upon signature of the present Convention, the Parties' contacts shall send, by registered mail with receipt, the addresses and the telephone and fax numbers required for operational management of the present Convention.

6. Intellectual property - Confidentiality

      6.1 Intellectual property

      The SANEF warrants the OPERATOR that it holds the intellectual property rights relative to the innovative technique for installation of the F.o.n. and the motorway know-how required by this technique.

      6.2 Confidentiality

      The Parties acknowledge that they are bound by the confidentiality agreement effective on May 13, 1996, attached in Appendix No. 7.

7. Effective date - Duration - renewal

      7.1 Effective date

      The Convention goes into effect on the date of signature by the Parties.

      7.2 Duration


      It is concluded for a duration of ten years starting with the date of availability of the last of the Equipped Motorway Sections delivered in 1997 (Appendix 3).


      7.3 Renewal

      The present Convention shall be renewed by tacit extension for a duration of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## in the absence of termination notice served by registered mail with receipt on the other Party at least ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## before the expiration date of the current period.
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                                                                               8


      The SANEF will reject renewal only in the following cases:

      1. The ageing of the Optical Cable does not allow continued exploitation;

      2. The renewal duration would exceed the duration of the concession concluded by the SANEF with the State.

8. Cooperation between the Parties

      8.1 General principles

      For the entire duration of the present Convention, the Parties shall inform each other about events that could have consequences on proper execution of the project that is the object of the present Convention.

      They shall cooperate in a spirit of close collaboration and transparence, particularly in connection with the detailed study of the project and of its execution. The OPERATOR shall be entitled to indicate the provisions it wishes to have included in the project and which, to the greatest possible extent, shall be taken into account by the SANEF.

      They shall cooperate in so far as need be in their relationships with the competent administration, particularly with a view to proper performance of the work and of the acceptances by the OPERATOR.

      The OPERATOR and the SANEF shall assist each other in seeking partners and the required technical resources, particularly with respect to relationships with the managers of the public domains neighbouring the SANEF's Motorway Network.

8.2 Monitoring Committee

      To see to monitoring application of the present Convention, examining the conditions of operations of the service and the exact definition of the operating procedures, a fully representative committee is instituted to meet every quarter-year or, if necessary, at the initiative of one of the Parties.

      That committee's meetings shall give rise to the establishment of minutes drawn up alternately by each of the Parties providing secretarial services for the committee. The approval of the minutes shall be considered as given in the absence of remarks made during a period of two weeks following transmission thereof.

      The committee's decisions are made with due observance of the provisions of the present Convention.

8.3 Connection

      The monitoring committee shall meet upon signature of the present Convention to consider whether it is appropriate to contact the managers of neighbouring networks for installation of the connection or connections.
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                             CONFIDENTIAL TREATMENT
                                                                               9


9. Availability of F.o.n. and of Sites

      9.1 Firm services

      9.1.1 Content

      The SANEF shall make the Equipped Motorway Sections available to the OPERATOR in accordance with the technical characteristics spelled out in Appendix No. 4 and in accordance with the OPERATOR's needs spelled out in Appendix No. 3, namely:

      1. ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

      2. ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

      3. ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

      The OPERATOR shall have to implement, at its own expense, the telecommunications equipment it needs to use the F.o.n., and particularly the hardware and software making it possible, in case of an interruption, to shift operations from one F.o.n. to another and vice versa.

      9.1.2 Deadlines

      The F.o.n. and the Sites shall be made available to the OPERATOR at the latest on the dates indicated in the schedule attached in Appendix No. 2.

      In case of a delay in availability on an Equipped Itinerary, the SANEF shall compensate the OPERATOR by allocating an hourly credit free to it relating to availability of the F.o.n. equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of the anticipated annual fee for the Equipped Itinerary in question until ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## increased to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## beyond that date, for each week's lateness. However, the penalties as a whole are limited to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of the amount of the prefinancing mentioned in article 14.3.

      The credit constituted in this way shall be calculated and be deducted from the amount of the fee to become due starting with the third year following the availability date of the last of the delivered Equipped Motorway Sections.

      In case the availability date of the last Equipped Motorway Section comes after ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##, the OPERATOR shall be entitled to cancel the present Convention under the conditions mentioned in article 16.1.

      9.1.3 Special conventions regarding Site availability

      At the end of a detailed study, one or several special conventions will spell out the technical conditions regarding availability of the Sites and will make it possible, if appropriate, to update Appendix No. 3.

      9.2 Additional services

      9.2.1 Informing the OPERATOR

      Depending on the extension of the Equipped Itineraries and on the surplus, if any, of existing F.o.n., the SANEF may make some F.o.n. available to the OPERATOR in addition to the ones provided for in article 9.1.1 above.

      To this end, the SANEF shall inform the OPERATOR by October 30 of each year and on the occasion of each change of the number of F.o.n. available and of F.o.n. reserved on the Equipped Itineraries as well as, if the case arises, about the programme for extension of the Equipped Itineraries.

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                             CONFIDENTIAL TREATMENT
                                                                              10


      This information will also have to be communicated by the SANEF whenever the OPERATOR so requests.

      9.2.2 Request for additional F.o.n.

      The OPERATOR may request the SANEF at any time, by registered mail with receipt, to have additional F.o.n. made available without reservation in the light of the increase in its needs during the present Convention.

      The SANEF undertakes to consider the technical feasibility of making additional F.o.n. available in order to meet the OPERATOR's request. The SANEF will provide its response within 30 days following the OPERATOR's request.

      9.2.3 Request for optional F.o.n.

      The OPERATOR shall also be entitled to reserve optional F.o.n. to be made available by the SANEF under the following conditions:

      1) The OPERATOR shall inform the SANEF by registered mail with receipt of the number of F.o.n. it wants to have reserved (hereinafter: "the Request").

      The Request may not bear on more F.o.n. than exploited by the OPERATOR.

      2) The SANEF has two weeks to acknowledge the Request, which may be rejected only in case of circumstances beyond its control. After that time, the Request is considered to have been accepted by the SANEF subject to payment by the OPERATOR of an amount equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of the amount of the annual fee relating to the request calculated on the price terms provided for in the present Convention. Payment shall have to be made within 30 days starting with the SANEF's explicit or tacit response, failing which the Request will no longer be considered as having been accepted.

      3) The Request is valid for ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## starting with the date of acceptance of the Request, during which the OPERATOR may request at any time, by registered mail with receipt addressed to the SANEF, to have the F.o.n. that are the object of the Request made available. The SANEF will make the F.o.n. in question available within 2 weeks following the date of receipt of the above-mentioned letter and will deduct the amount of the ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## paid in connection with the reservation from the fee for the F.o.n. that are the object of the Request.

      4) During the period of Request validity, and in case the SANEF's available F.o.n. are in the limit of capacity, the SANEF may request the OPERATOR at any time, by registered mail with receipt, to make a decision as to the final nature of the availability of the F.o.n. that are the object of the Request.

      The OPERATOR shall then have a period of 2 weeks starting with the date of receipt of the above-mentioned letter to make its response by registered mail with receipt addressed to the SANEF.

                             CONFIDENTIAL TREATMENT
                                                                              11


      In the absence of a response within that period or in case of a negative response, the SANEF:

      - shall be entitled to exploit the F.o.n. in question itself or make them available to another Operator;

      - to return the sum paid to the OPERATOR pursuant to section 2 of the present article.

      5) One month before the end of the reservation, the SANEF will ask the OPERATOR by registered mail with receipt whether it wants to renew its option. If so, the latter shall have to again pay an amount equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of the annual fee relative to the Request. In this case, the amount of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## paid by the OPERATOR for the past year shall definitively remain the SANEF's property.

      9.2.4 Making additional F.o.n. available

      The technical conditions relating to making additional F.o.n. available will be defined by a rider modifying Appendix No. 3 and, if the case arises, Appendix No. 6 section 3.2 "motorway sections". The additional F.o.n. will be subject to the same financial conditions as the ones laid down in the present Convention. The base price of the work unit is defined in Appendix 6. However, in case of prefinancing, the base price of the work unit shall be the one for the year 1996/1997 or ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## per linear meter per year. The payment schedule appearing to Appendix No. 8 will also be updated.

10. Technical provisions relative to the work

      10.1 Installation of the F.o.n.

      The SANEF shall perform the work of installing the Optical Cables on each side of the motorway in accordance with the technical specifications described in Appendix 4.

      The SANEF warrants that the OPERATOR shall enjoy access to all technical information it needs to evaluate the progress and the quality of the work of installing the Optical Cable.

      The means used to reach this objective concern access to the technical documents relative to the project as well as the response to the OPERATOR's written questions.

      Some job site inspections will be arranged by SANEF for the OPERATOR's benefit, at the latter's inquest.

      10.2 Sites

      10.2.1 Evaluation of OPERATOR's needs

      With a view to establishing the special convention(s) spelling out the conditions of making the Sites available, upon signature of the Convention the Parties shall inspect the Sites. The OPERATOR shall then indicate by registered mail with receipt addressed to the SANEF the list of the SANEF Sites at which it wishes to install its telecommunications equipment or any other equipment, required for exploitation of the F.o.n., or failing this, the Sites that can be installed by the OPERATOR. For each Site the OPERATOR shall supply specifications including, in particular, a detailed layout plan of the equipment items as well as the specifications of the required environment.

      The OPERATOR's specifications will be considered by the SANEF before any work within a period of one month starting with the date of receipt thereof. They shall give rise to a technical and financial evaluation.

      In the interest of proper management of the motorway public domain, the preferred solution is the one calling for installation of the OPERATOR's equipment in the SANEF Sites in which private spaces are to be arranged for the OPERATOR's benefit.

      Furthermore, except in its private spaces in the SANEF Sites, the OPERATOR shall not be entitled to oppose the presence of equipment belonging to the SANEF or to other OPERATORS.

      The OPERATOR may not oppose installation of a technical shelter near its Site.

      10.2.2 Improvement of the SANEF Sites

      If the SANEF Sites made available in accordance with the special conventions mentioned in article 10.2.1 are to be the object of other improvements at the OPERATOR's request, such as, for instance, security of the energy supply, air conditioning or access control, etc., the work will be performed by the SANEF and will be paid for by the OPERATOR in accordance with the financial evaluation that will have been made in advance and which will have been approved by the two Parties.

      In case the improvements financed by the OPERATOR are also used by other Operators, the incoming Operator will be asked by the SANEF to make an improvement contribution and this will be rebated to the OPERATOR in proportion to the surface area occupied.

      10.2.3 Construction of Sites by the OPERATOR

      In case the SANEF cannot make the Sites desired by the OPERATOR available, the latter is authorised to construct pursuant to the technical conditions spelled out in a special convention in accordance with article 10.2.1 and under the following conditions:

      1. The Sites will be built by the OPERATOR, at its own expense, the latter also paying the expenses induced by the work (fencing modification, etc.),

      2.    The Sites shall be of a model approved by the SANEF,

      3. The Sites may not occupy a surface area of more than 15 square meters,

      4. A plan of the Site's territorial area will be drawn up by the SANEF for each place in question and will be signed by the two Parties' contacts designated in article 5,

      5. The OPERATOR shall see to installation and consumption of the electricity, and shall be entitled to make the best possible use of the existing electrical installations,

      6. The Sites shall always be maintained in a good condition of maintenance,

      7.    The OPERATOR shall see to the required administrative formalities.

      10.2.4 OPERATOR's equipment installations

      The OPERATOR or its representative shall enjoy continuous access to the Sites or to the territories in accordance with the safety rules spelled out by SANEF in Appendix No. 5

      10.2.5 Use and maintenance of the Sites

      The OPERATOR undertakes to keep the private space of the SANEF Sites reserved for it in good maintenance condition. However, it shall reimburse the SANEF for its share of the electricity consumed. It shall remain fully responsible under all circumstances for its use of its private spaces. In this connection, it will have to take out insurance making it possible, at the appropriate time, to cover the various risks connected with its use of the Sites.

11. Technical provisions relative to operations

      11.1 Acceptance

      11.1.1 Acceptance of the F.o.n. by the SANEF

      As soon as SANEF pronounces acceptance of the F.o.n. vis-a-vis its manufacturer in an F.o.n. district, the SANEF shall inform the OPERATOR by registered mail with receipt that the F.o.n. in question may become the object of acceptance by the OPERATOR and it shall inform it of the result of the measurements made.

      11.1.2 Acceptance of the F.o.n. by the OPERATOR

      In the interest of making sure that the technical characteristics of the F.o.n. made available to it meet the technical specifications laid down in Appendix No. 4, the OPERATOR must make its own acceptance tests, F.o.n. District by F.o.n. District, pursuant to Appendix No 4, within a maximum of 2 weeks following the date of receiving the registered letter with receipt mentioned in article 11.1.1.

      The following constraints shall be observed:

      1. After having informed the SANEF of the place and date of acceptance with 48 hours' notice, the OPERATOR shall carry out the test operations relating to acceptance of the F.o.n. The said operations shall be carried out as the SANEF makes F.o.n. available in each F.o.n. District.

      2. The results of the acceptance tests shall be recorded in minutes concerning the operations prior to acceptance, to be drawn up and signed by the Parties present at the time of the operations. If the SANEF is absent, the minutes shall be applicable to it.

      3. If the acceptance tests are positive, the OPERATOR shall send an acceptance report signed by it within one week following the date of the tests, by registered mail with receipt, to the SANEF.

      4. In case of difficulties, the acceptance test operations shall have to be renewed within 30 days at the latest starting with the date of the first test operation.

      5. If the OPERATOR does not pronounce acceptance of the F.o.n. at the end of the latter period on the ground that the F.o.n. made available do not meet the technical specifications laid down in Appendix No. 4, the OPERATOR shall be entitled to cancel the Convention under the conditions of article
            16.1. The same applies when the lack of acceptance results from SANEF's absence.

      6. If the OPERATOR does not pronounce acceptance of the F.o.n. within the periods indicated for any reason other then the ones described above, acceptance is considered to have occurred.

      11.1.3 Acceptance of the SANEF Sites

      The SANEF Sites shall be accepted by the OPERATOR at the same time as the F.o.n. Districts concerned and in accordance with the specifications appearing in the special convention mentioned in article 10.2.1 of the present Convention.

      11.1.4 Acceptance of an Equipped Motorway Section

      When the OPERATOR has pronounced acceptance of all of the F.o.n. Districts and of the SANEF Sites made available to the OPERATOR by SANEF in one and the same Equipped Motorway Section, the latter is considered to have been accepted by right.

      11.1.5 Compliance of the OPERATOR Sites

      On the basis of the documents provided for in article 10.2.3, the compliance of the OPERATOR Sites will be checked by the SANEF on a date set by the OPERATOR, the said inspection giving rise to signature of a report.

      11.1.6 Compliance of the OPERATOR's technical equipment

      The compliance with specifications of the OPERATOR's technical equipment will be checked by the SANEF at the same time and on the basis of the same procedure as described in article 11.1.5, and within the limits of what is necessary to verify the absence of disturbances.

      11.2 Maintenance

      The SANEF warrants the OPERATOR with respect to the compliance of the F.o.n. made available to it with the technical specifications spelled out in Appendix No. 4, and their proper operation for the entire duration of the present Convention.

      If the F.o.n. made available to the OPERATOR do not satisfy the technical specifications appearing in Appendix 4 to the present Convention, the SANEF shall supply the OPERATOR, as soon as possible and without any additional expense to the latter, with new F.o.n. in the same Optical Cable or in another cable.

      The SANEF shall see to monitoring and maintenance of the F.o.n. installed on its Motorway Network, outside of the Sites and as far as the Connectors and distribution boxes inclusive.

      11.2.1 Preventive maintenance

      The list of the work on motorways planned by the SANEF that could interfere with proper operation of the F.o.n. will be transmitted to the OPERATOR on the occasion of each updating, and if possible 45 days before the start of work. The SANEF will inform the OPERATOR of the provision to be adopted to minimise possible disturbances.

      If the case arises, for unplanned motorway work, SANEF will inform the OPERATOR in accordance with the procedure to be defined as soon as it becomes aware thereof and it will indicate the provisions adopted to minimise possible disturbances.

      Preventive maintenance consists in carrying out the following:

      1.    semi-annually:

            - a check on the mechanical and optical condition, including the verification of the Connectors,

            - a verification of the quality of the F.o.n. by checking on its performance level in accordance with the technical specifications described in Appendix No. 4.

      2.    every two months:

      - a routine inspection making it possible to detect possible deterioration including civil engineering, or departures from desired performance.

      In particular preventive maintenance includes the labour and the replacement of defective equipment as well as keeping maintenance documentation and a work ledger up to date.

      All of the work carried out by the SANEF on the F.o.n. and Connectors, including on behalf of third parties, as well as the events having given rise thereto must be entered in a ledger called "journal de bord" kept on the SANEF premises and which can be consulted by the OPERATOR.

      The "journal de bord" must include the following information as a minimum for each SANEF intervention: date, starting and ending time, nature of the anomalies noted, work carried out and subassemblies replaced, indication of the checks and measurements made, and an account of the incidents or difficulties encountered.

      Preventive maintenance is carried out In accordance with a schedule drawn up by agreement with the OPERATOR.

      The definition of the test, measurements and performance levels is given in Appendix No. 4.

      It must be possible to carry out the preventive maintenance work without interruption. To this end, the SANEF shall keep at least one pair of F.o.n. known as "manoeuvring fibres" on each side of the motorway that can be used by the various Operators. This "manoeuvring" connection will have to be as close as possible to the connection made available and comparable in every respect. It will be accepted and maintained in identical fashion.

                             CONFIDENTIAL TREATMENT
                                                                              16


      11.2.2 Remedial maintenance

            11.2.2.1 General principles

      The SANEF, at its own expense, shall see to repair of the F.o.n. made available to the OPERATOR in case of interruption or of dysfunction.

      The OPERATOR will be reimbursed for any interruption for the amount of the fee on the Equipped Itinerary in question for the duration of the interruption upon submission of an invoice payable at thirty (30) days or in the form of an hourly credit, at its choice.

      The remedial maintenance conditions will be assured by the SANEF under the conditions described below.

            11.2.2.2  Alert procedure

      The SANEF shall have to install means making it possible to receive telephone calls and faxes 7 days a week, 24 hours a day.

      As soon as the failure of an F.o.n. is noted, the OPERATOR shall inform the SANEF of this fact by telephone and fax.

      The OPERATOR shall make sure that the failure does not result from equipment it has connected to the F.o.n. made available or from the part of the optical connection between the Connector and its equipment, for which the SANEF is not responsible.

      If appropriate, the OPERATOR shall confirm its request to the SANEF for intervention by telephone and fax.

      At the time of such interventions, the SANEF shall have to have qualified staff and the required tooling to carry out all checks and to make the analyses and the repair.

      When there has been a request for intervention, the SANEF shall designate a contact who will be able to supply the OPERATOR with full information concerning the progress made in putting the optical connection back into proper condition.

      The work periods begin starting at the time of receipt of the work request and are specified below.

            11.2.2.3 Interruption of the F.o.n. on a single side of the motorway on an Equipped Itinerary

      In case the OPERATOR notes an interruption of a F.o.n. on an Equipped Itinerary, the SANEF undertakes to begin repair within ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## during business hours (8 a.m. to 6 p.m.) and within ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## during non-business hours (6 p.m. - 8 a.m.) after the interruption has been reported by the OPERATOR in accordance with the procedures defined above. In case of non-observance of the above-mentioned undertakings, the SANEF shall be required, in addition to the reimbursement provided for in article 11.2.2.1, to indemnify the OPERATOR to the exclusion of any other repair by allocating it, free, an hourly credit for F.o.n. availability equal to the amount of the fee calculated pro rata temporis for the duration of the interruption reduced by the periods of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## or of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## indicated above, on the Equipped Itinerary or Itineraries in question. The said credit is subject to an annual ceiling of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of the amount of the annual fee for the Equipped Itinerary in question. The hourly credit due for year N shall be deducted from the amount of the fee paid at the start of year ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##.

                             CONFIDENTIAL TREATMENT
                                                                              17


      The SANEF shall make its best efforts to repair within a period of less than ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## after the start of the work. In any event, the SANEF undertakes, if it has unused F.o.n., to make them available to the OPERATOR before the end of the above-mentioned ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## period and until the end of the repair.

            11.2.2.4 Simultaneous interruption of the F.o.n. constituting a Secured Area on an Equipped Itinerary

      The following provisions apply solely to Pairs of Secure F.o.n. and concern the simultaneous interruption of the F.o.n. located on each side of the motorway.

      In case of interruptions that might simultaneously affect F.o.n. located on each side of the motorway belonging to one and the some Equipped Itinerary, the SANEF shall remedy the interruption on a single side of the motorway within a maximum of eight hours alter the interruption has been reported by the OPERATOR in accordance with the procedures defined in article 11.2.2. Beyond a cumulative period of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## per year of unavailability of service on the Equipped Itinerary in question, the SANEF shall be required to indemnify the OPERATOR, to the exclusion of any other repair, by allocating it free an hourly credit of F.o.n. availability in an amount equivalent to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## per hour of the annual fee for the Equipped Itinerary in question, calculated for each minute beyond the ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##. The said credit is subject to annual ceiling of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of the amount of the annual fee for the Equipped Itinerary in question.

      The hourly credit due for year N shall be deducted from the amount of the fee paid at the start of year ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##.

      Beyond the above-mentioned ceiling, the OPERATOR shall be entitled to cancel the Convention because of SANEF's doing under the conditions of article 16.

      The SANEF shall make its best efforts to repair within a period of less than 6 hours after the start of the work. In any event, the SANEF undertakes, if it has unused F.o.n., to make them available to the OPERATOR before the end of the above-mentioned 6 hour period and until the end of the repair.

      For the F.o.n. located on the other side of the motorway, the repair will be carried out under the conditions of article 11.2.2.3.

            11.2.2.5 F.o.n. dysfunction

      In case the OPERATOR notes a dysfunction of the F.o.n., the Parties shall consult each other to remedy the situation with the required speed.

      11.2.3 Maintenance of the OPERATOR's Installations and Sites

      The SANEF shall cooperate with the OPERATOR or its representatives to facilitate maintenance of the OPERATOR's technical installations as well as of the part of the F.o.n. directly attached thereto.

                             CONFIDENTIAL TREATMENT
                                                                              18


      11.2.4 Maintenance of the SANEF Sites

      The list of the work planned by the SANEF on the SANEF Sites made available will be sent to the OPERATOR on the occasion of each updating, and if possible at least 45 days before the start of the work, spelling out the provisions to be adopted to minimise possible disturbances.

      In appropriate cases, for unplanned work, the SANEF shall inform the OPERATOR by fax as soon as it becomes aware thereof, and shall indicate the provisions adopted to minimise possible disturbances.

      11.3 Withdrawal of the OPERATOR's equipment and Sites

      11.3.1 Withdrawal of the equipment at the SANEF Sites

      At the time of the normal or early end of the present Convention:

      1. The OPERATOR shall proceed within a maximum of 90 days, on its own and at in own expense except in case of cancellation due to the SANEF's doing, with the withdrawal of its extremity equipment items.

      2. The SANEF shall provide the OPERATOR with free access to the SANEF Sites to make the said withdrawal.

      3. The equipment items and the improvements, if any, made by the OPERATOR in the SANEF Sites shall be acquired by the SANEF at their residual value after depreciation, the depreciation rate adopted being the usual rate in the OPERATOR's business.

      4. A report concerning the delivery of the SANEF Sites made available shall be signed by SANEF and the OPERATOR.

      11.3.2 Withdrawal of the OPERATOR's Sites

      At SANEF's request the OPERATOR's Sites may:

      o either be destroyed or be removed by the OPERATOR within a maximum of 90 days and at its expense, except in case of cancellation because of the SANEF's doing,

      o or be purchased by the SANEF at the residual value after depreciation, the depreciation rate adopted being the rate usually used in the OPERATOR's business.

      11.3.3 Penalties

      In case of delay in withdrawal of its equipment at the SANEF Sites or from the OPERATOR's Sites, the SANEF shall be entitled to claim an indemnity from the OPERATOR equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## per day of lateness, the said amount being revised under the conditions of the present Convention. Notwithstanding the foregoing, the SANEF shall also be entitled to have the said withdrawal made at the OPERATOR's expense and risk.

12. General conditions regarding installation and operations

      12.1 Access to the equipment

      In the interest of proper management of access to the motorway public domain, before any intervention at a Site, the OPERATOR shall have to inform by fax the representative of the SANEF designated for that purpose. A list of the OPERATOR's agents and of its representatives authorised to intervene in connection with its equipment shall be supplied to the SANEF by the OPERATOR. The OPERATOR also undertakes to observe the safety rules communicated by the SANEF in Appendix No. 5 and to see to their observance by the companies intervening in its behalf, by including a clause to that effect in the conventions concluded with them.

      12.2 Work on the Motorway Network

      The SANEF shall supply the OPERATOR with a forecast of its work on the Motorway Network.

      It is recalled that the OPERATOR may not in any case protest against the work carried out by the SANEF on the Motorway Network.

      However, the SANEF undertakes to see to it that the required means are applied to avoid disturbing the operation of the F.o.n. made available to the OPERATOR.

      In case the work should necessarily affect proper operation of the F.o.n., the SANEF shall consider with the OPERATOR, as soon as possible and in any event before the startup of the work, except in case of force majeure, the steps to be taken to maintain the same service quality.

      12.3 Work on the telecommunications network

      The SANEF shall supply the OPERATOR with continuous information concerning the state of the work relating to the F.o.n. In case the work should necessarily affect proper operation of the F.o.n., the SANEF shall consider with the OPERATOR, as soon as possible and in any event before the startup of the work, except in case of force majeure, the steps to be taken to maintain the same service quality.

13. Liability

      13.1 General principle

      The Parties are liable between themselves for any direct damage resulting from the existence and the operation of their installations on the Motorway Network.

      The OPERATOR undertakes to strictly respect the conditions regarding operation of its equipment and of the F.o.n. made available to it laid down in the regulations applicable to the telecommunications sector, and to obtain all advance authorisations required. The SANEF may not be held liable in any way in this connection.

                             CONFIDENTIAL TREATMENT
                                                                              20


      13.2 Equipment compatibility and maintenance

      Each Party assures itself and warrants the other with respect to the compliance of the installation of its equipment with the standards and practices in the business, particularly with the recommendations relative to electromagnetic compatibility, and that operation thereof is compatible with the other Party's equipment.

      Each Party remains responsible for proper performance of the present article.

      The OPERATOR shall have to monitor and maintain its equipment in a good maintenance condition, at its own expense and risk, so as not to cause any disturbance and not to create any danger to the motorway public domain under concession and operation thereof. In case of a failure or of insufficiency of the measures adopted for such maintenance, the SANEF shall be entitled to have the required work done at its own initiative, after having served formal notice, except in case of urgency, on the OPERATOR by registered mail with receipt calling on it to record, in the Parties' presence, the work required and to carry it out within 2 weeks.

      13.3 Insurance

      Each Party has taken an insurance policy out with an insurance company represented in France concerning the Sites and covering the risks of fire, explosion, water damage, public liability generally, and all risks connected with its activity in particular linked with the Convention.

      A Party may not be held liable in any way for the insufficiency of the coverage taken out by another Party.

14. Financial provisions

      14.1 Fees

      In exchange for the authorisation to occupy the motorway public domain and for the availability of the F.o.n. and of the Sites provided for under the present Convention, the OPERATOR shall be required to pay two fees to the
      SANEF:

      1. an annual fee (R1) for the availability of the F.o.n. (cf. article 9.1.1) in an amount laid down in Appendix 6 for all of the Equipped Motorway Sections delivered.

            If the OPERATOR sees to prefinancing in accordance with articles
            14.3.2 and 14.3.3 below, the duration discount (3.4.2 of the price list in Appendix No. 6) shall apply as of the first year and for the entire duration of the present Convention, to all F.o.n. availabilities at the rate of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##. In addition, the base price of the work unit shall, for the duration of the Convention, be the one in effect in the year of signature of the present Convention.

      2. an annual fee (R2) for making the Sites available, which shall be calculated excluding taxes in accordance with the fee schedule laid down in Appendix 6 (point 6).

      The two fees (R1 and R2) shall follow the following rules:

      - the beginning date of their payability for an Equipped Itinerary shall be the Availability Date of the last Equipped Motorway Section of the said Itinerary.

                             CONFIDENTIAL TREATMENT
                                                                              21


      - invoices shall be issued for them in accordance with the procedures of article 14.3.2 below.

      14.2 Revision

      The amount of the fees provided for in article 14.1 shall be revised annually as follows:

            ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## in which:

      R = Revised fee: R1 or R2

      Ro= Fee corresponding to the latest known indices at the time of signature of the Convention

      So = The weighted general index of salaries in the electronic and engineering industries as published by the INSEE

      FCI o = The base index for insulated wires and cables established and published by the INSEE under the reference NAF No. 2818/36

      S and FCI = The revision indices, the latest indices known on the invoicing date

      The variation shall be taken into account and applied every year on January 1.

      The Parties agree to renegotiate the choice or structure of the revision index adopted if ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## is less than or equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## or greater then or equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##.

      In case an index disappears, the calculation shall be made by using the substitute index and the required correlation coefficient.

      14.3 Payment and invoicing procedures

      14.3.1 Downpayment

      The OPERATOR shall pay the amount of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## excluding taxes to the SANEF as a downpayment on the first fee instalment (R1).

      On the day of signature of the present Convention, the SANEF shall supply the OPERATOR with the corresponding invoice, which the OPERATOR shall pay within two weeks.

      14.3.2 Prefinancing option

      The procedures for payment of the R1 fee shall vary depending on whether the OPERATOR has been able to use its option to prefinance the work of installing the F.o.n. under the terms of article 14.3.3 below. In this connection, the OPERATOR shall inform the SANEF of its decision to provide or not provide the said prefinancing by registered mail with receipt sent as soon as possible, and at the latest on May 15, 1997.

      14.3.3 Payment of prefinancing of the F.o.n.

      The OPERATOR shall have the option of providing, to SANEF's benefit, prefinancing (P) equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## excluding taxes, payable in three instalments by April 20, 1997, and releasing the OPERATOR from payment of the R1 fees for ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##.

                             CONFIDENTIAL TREATMENT
                                                                              22


      ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## starting with the date of availability of the last Equipped Motorway Section of each Equipped Itinerary, within the framework of the payment schedule in Appendix 8.

      The SANEF shall issue three invoices by registered mail with receipt sent to the OPERATOR upon receiving the registered letter mentioned in section 14.3.2, informing it of its decision to provide prefinancing. The downpayment made in application of section 14.3.1. shall be applied to the amount of the invoice for the first prefinancing instalment (P1).

      Payment of the first prefinancing instalment (P1) shall be made upon submission of the corresponding invoice by bank transfer to a SANEF account within a maximum of 30 days starting with the date of dispatch of the letter mentioned in section 14.3.2 and at the latest on May 20, 1997.

      The OPERATOR shall attempt to make the payments of the second instalment
      (P2) and of the third instalment (P3) of the prefinancing in such a way that the corresponding amounts reach the SANEF account in accordance with the following schedule:

                     -------------------------------------------------
                     Millions of Francs                  Transfer date
--------------------------------------------------------------------------------
      P1      ## MATERIAL OMITTED AND           ## MATERIAL OMITTED AND
              SEPARATELY FILED UNDER A REQUEST  SEPARATELY FILED UNDER A REQUEST
              FOR CONFIDENTIAL TREATMENT ##     FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
      P2      ## MATERIAL OMITTED AND           ## MATERIAL OMITTED AND
              SEPARATELY FILED UNDER A REQUEST  SEPARATELY FILED UNDER A REQUEST
              FOR CONFIDENTIAL TREATMENT ##     FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
      P3      ## MATERIAL OMITTED AND           ## MATERIAL OMITTED AND
              SEPARATELY FILED UNDER A REQUEST  SEPARATELY FILED UNDER A REQUEST
              FOR CONFIDENTIAL TREATMENT ##     FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------

      To [ILLEGIBLE] Date of dispatch of the registered letter with receipt mentioned in article 14.3.2.

      If payment P1 is made before ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## the OPERATOR shall pay P2 to the SANEF on ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##. If the P1 transfer occurs after ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## but before ## MATERIAL OMITTED AND SEPARATELY FILED UNDER
      A REQUEST FOR CONFIDENTIAL TREATMENT ## the OPERATOR shall pay P2 to the SANEF on the same day as P1.

      If the P1 transfer occurs on ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## the OPERATOR shall pay P2 and P3 at the same time as P1.

      In case of early payment, a payment discount shall be granted on the basis of the overnight rate on the money market less ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##.

      If payment of P1 has not been made by ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## at the latest, the Parties shall consider that the OPERATOR is not providing prefinancing, and if the OPERATOR fails to call upon the termination clause stipulated in article 18, the F.o.n. shall be made available under the conditions of the present Convention without any prefinancing discount, R1 being payable as of the first year the F.o.n. are made available.

      In case of late payment of the prefinancing instalments (P2) and (P3), the OPERATOR shall have to pay penalties by right equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## the legal interest rate on the amount due beyond of that date.

                             CONFIDENTIAL TREATMENT
                                                                              23


      After the deadline for payment of the prefinancing instalments (P2) and
      (P3), the SANEF shall be entitled to serve formal notice to pay on the OPERATOR by registered mail with receipt.

      After a delay in payment of the prefinancing instalments (P2) and (P3) of more than 30 days starting with the date of receiving the above-mentioned formal notice, the SANEF shall be entitled to cancel the present Convention under the conditions described in article 16.1.1.2.

      In exchange for the prefinancing and subject to full payment thereof by ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## the OPERATOR shall benefit for the duration of the present Convention from an exceptional discount on the R1 fee, which shall vary depending on the P1 transfer date in the following proportions:

      - if P1 is paid between ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## and ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## the amount of the exceptional discount on R1 shall be equal to:

            ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## per day's lateness starting on ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##.

      In the absence of payment of the entire prefinancing (P) on ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## and in the absence of cancellation of the present Convention by the SANEF or the application of the termination clause stipulated in article 18, the F.o.n. shall be made available under the conditions of the present Convention, but without any prefinancing discount, the first invoice in connection with R1 being payable as of the date of availability of the last Equipped Motorway Section of each Equipped Itinerary. In this case, the amounts paid to the SANEF as prefinancing shall be returned to the OPERATOR within three (3) days, with the exception of the downpayment mentioned in article 14.3.1 of the present Convention, which shall be applied to the amount of the said invoice.

      14.3.4 Payment procedures regarding the fees for availability of the F.o.n. and of the Sites

            14.3.4.1 Invoicing procedure

      The invoices are sent to the OPERATOR by registered mail with receipt.

      i) In case of prefinancing (articles 14.3.2 end 14.3.3), at the end of a period of three years starting with the date of availability of the last Equipped Motorway Section of an Equipped Itinerary, an invoice shall be issued less than 60 days before the due date in an amount equal to a fraction of the annual fee calculated in proportion to the time remaining until the end of the year.

      ii) In the absence of prefinancing, an invoice will be issued less than 60 days before the availability date of each Equipped Itinerary in an amount equal to the annual amount of the corresponding R1 fee, reduced by the downpayment made pursuant to article 14.3.1.

      In November 1997, a third invoice will be issued in an amount equal to the fraction of the R1 fee in proportion to the time that has elapsed since the availability date of the last Equipped Motorway Section of each of the Equipped Itineraries.

                             CONFIDENTIAL TREATMENT
                                                                              24


      iii) For the following years, whether there is prefinancing or not, the annual fees mentioned in article 14.1 shall be covered by invoices issued in November of each year for the period from January 1 to December 31 of the following year.

            14.3.4.2 Payment procedures

      The fees provided for in article 14.1 shall be paid by bank transfer at 30 days end of the month starting with the date of receiving the invoice.

      In case of early payment, a payment discount is granted on the basis of the money market overnight rate less ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##.

      In case of late payment, penalties by right equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## the legal interest rate on the amounts due beyond the deadline of 30 days end of the month mentioned above will be demanded.

15. Declarations and guarantees

      The SANEF declares and warrants the OPERATOR:

      1. that it is and remains the holder of the Convention for the concession of construction and operation of motorways concluded with the State on June 27, 1990, and approved by a Council of State Decree on October 29, 1990, pursuant to the terms of the convention published in the JORF on October 31, 1990;

      2. that it is unaware of any fact or event of such nature as to entail total or partial invalidation of the said concession;

      3. that it has seen to the steps preliminary to installation of the F.o.n.;

      4. that it is authorised to install F.o.n. along the motorway public domain for which it is the concessionaire;

      5. that it is authorised to make the above-mentioned F.o.n. available to the OPERATOR under the present Convention.

16. Cancellation

      In case one of the Parties does not perform an essential obligation of the present Convention, particularly in case the required provisions are not adopted by the SANEF to ensure the availability of the F.o.n., the other Party shall serve formal notice on it by registered mail with receipt calling on it to perform within a minimum period of 30 days starting with the date of receipt of the said letter, in the absence of a stipulation to the contrary laid down in the present Convention under the following conditions:

      If the formal notice produces no effect, the Party sending it shall be entitled to cancel the present Convention under the following conditions.

      The statement of cancellation for any reason whatsoever by one or the other of the Parties shall be made in a registered letter with receipt addressed to the other Party explaining the reasons for the cancellation.

                              CONFIDENTIAL TREATMENT                          25


      Similarly, if the OPERATOR decides to put an early end to the Convention, notice of the said decision shall be sent by registered mail with receipt addressed to the SANEF and the decision shall take effect 90 days after receipt of the above-mentioned notification.

      The condition regarding refund of the amounts due and the possible penalty clauses are defined for the various cases described below.

      The following terminology is used:

      R'1 is equal to R1 with prefinancing discount and with a duration discount corresponding to the duration of actual availability of the F.o.n.

      D is equal to the exact duration of use of the F.o.n. between the date of availability of the last Equipped Motorway Section and the date of cancellation, expressed in fractions of a year.

      The amounts paid in advance to the SANEF by the OPERATOR for which the OPERATOR may be reimbursed by the SANEF under the stipulations of the present article shall be increased on the basis of the T4M money market rate.

      The cancellation penalties provided for in the present article shall be reduced by the lateness interest or penalties already paid, if the case arises, under a particular provision of the present Convention for the reason having led to cancellation thereof.

      16.1 Cancellation before the availability date of the last of the Equipped Motorway Sections to be delivered in 1997

      In case one of the Parties should apply for cancellation of the present Convention before the availability date of the last of the Equipped Motorway Sections to be delivered in 1997, the consequences shall be as follows:

      16.1.1 Cancellation in case the OPERATOR prefinances

            16.1.1.1 By the OPERATOR because of the SANEF's doing

      The amounts paid to the SANEF shall be returned to the OPERATOR. Furthermore, the SANEF shall pay the OPERATOR a fixed and definitive indemnity equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of the P prefinancing mentioned in article 14.3.1.

            16.1.1.2 By the SANEF because of the OPERATOR's doing

      The OPERATOR shall pay the SANEF a fixed and definitive indemnity equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of the P prefinancing mentioned in article 14.3.1, reduced by the amounts already paid to the SANEF.

      In case the amounts already paid to the SANEF by the OPERATOR are greater than the amount of the indemnity due, the SANEF shall refund the balance to the OPERATOR.

                             CONFIDENTIAL TREATMENT
                                                                              26


      16.1.2 Cancellation In case the OPERATOR does not prefinance

            16.1.2.1 By the OPERATOR because of the SANEF's doing

      The downpayment made to the SANEF (article 14.3.1) shall be returned to the OPERATOR. Furthermore, the SANEF shall pay the OPERATOR a fixed and definitive indemnity in an amount equal to the said downpayment.

            16.1.2.2 By the SANEF because of the OPERATOR's doing

      The SANEF shall retain the downpayment made by the OPERATOR as a fixed and definitive indemnity.

      16.2 Cancellation after the availability date of the last of the Equipped Motorway Sections to be delivered in 1997

      The cancellation shall be effective after 3 months' notice served by registered mail with receipt.

      16.2.1 Cancellation within ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## years

            16.2.1.1 By the OPERATOR because of the SANEF's doing

      The SANEF shall pay the OPERATOR the balance of the sums paid as prefinancing mentioned in article 14.3.1 remaining to the OPERATOR's credit in the SANEF accounts, or in the absence of prefinancing, the balance of the fees paid by the OPERATOR and for which it remains the creditor.

      Furthermore, the SANEF shall pay the OPERATOR a fixed and definitive indemnity equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## R1.

            16.2.1.2 By the SANEF because of the OPERATOR's doing

      The SANEF shall pay the OPERATOR the balance of the sums paid as prefinancing mentioned in article 14.3.1 still to the OPERATOR's credit in the SANEF accounts, or in the absence of prefinancing, the balance of the fees paid by the OPERATOR and for which it remains the creditor.

      The amount of the said sums shall be reduced by a fixed and definitive indemnity equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## R1, increased by an amount equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##.

      16.2.2 Cancellation after ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## years

            16.2.2.1 By the OPERATOR because of the SANEF's doing

      The SANEF shall return to the OPERATOR the balance of the sums to the OPERATOR's credit in the SANEF accounts. Furthermore, the SANEF shall pay the OPERATOR a fixed and definitive indemnity equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## R1.

                             CONFIDENTIAL TREATMENT
                                                                              27


            16.2.2.2 By the SANEF because of the OPERATOR's doing

      The OPERATOR shall pay a fixed and definitive indemnity to the SANEF equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## R1, increased by an amount equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##. The SANEF shall return to the OPERATOR the balance of the sums to the OPERATOR's credit in the SANEF accounts.

17. Force Majeure

      Under the terms of the present Convention, a case of force majeure shall be any circumstance beyond the Parties' control that is irresistible and unpredictable in the meaning of the Council of State precedents.

      The Parties agree that one will treat as a case of force majeure a traffic accident or a demonstration on the motorway simultaneously affecting both traffic directions, cases of external strikes, and sabotage.

      No Party shall be considered as in default or as failing to meet its contractual obligations in case performance of its obligations is prevented by a case of force majeure.

      The Parties shall consult each other to limit the effects of the case of force majeure as far as possible.

18. Condition subsequent

      The OPERATOR has applied to the European Investment Fund for guarantees in an amount of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## in order to be able to obtain a bank loan with a view to assuring the financing of its pan-European telecommunications network.

      Within 3 days following notification of the OPERATOR by the European Investment Fund of its decision to grant the said guarantees, the OPERATOR shall inform the SANEF of the said decision by registered mail with receipt.

      If the OPERATOR has not obtained the above-mentioned guarantees from the European Investment Fund before May 20, 1997, the present Convention shall be terminated by right if the OPERATOR so decides.

      In case the OPERATOR intends to call upon the present termination clause, it shall notify the SANEF by registered mail with receipt by May 23, 1997, of the European Investment Fund's decision refusing to grant the said guarantee and of its decision to call upon the present clause.

      In case of application of the termination clause by the OPERATOR, the SANEF shall retain the downpayment provided for in article 14.3.1 of the present Convention as fixed and definitive compensation.

19. Disputes

      The present Convention is governed by French law. Any dispute relative to the formation, construction, performance or cancellation of the present Convention that cannot be resolved by the Parties in a friendly fashion shall be submitted to the competent courts of Paris.

20. Election of domicile

      The Parties elect domicile at the respective addresses indicated in article 5 for management of the present Convention. Notifications by registered mail with receipt by telephone and/or by fax shall be sent to the said addresses.

21. Appendices

      Appendix No. 1 - SANEF motorway network

      Appendix No. 2 - Schedule of availabilities of the F.o.n. and of the SANEF
                       Sites

      Appendix No. 3 - OPERATOR's general needs

      Appendix No. 4 - Technical specifications and acceptances of the F.o.n.

      Appendix No. 5 - SANEF safety rules

      Appendix No. 6 - Rates - General conditions

      Appendix No. 7 - Confidentiality agreement

      Appendix No. 8 - Payment schedule


                Signed in Paris in two copies on February 3, 1997


                    SANEF                   HERMES EUROPE RAILTEL B.V.

                 (Signature)                        (Signature)

               Michel AMILHAT                       Jan LOEBER

              Managing Director                  Managing Director

                                   APPENDIX 1


                             SANEF MOTORWAY NETWORK

                             CONFIDENTIAL TREATMENT


                                     [Map]


        ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
        FOR CONFIDENTIAL TREATMENT ##

                                   APPENDIX 2

               PLANNING ON AVAILABILITY OF F.O.N. AND SANEF SITES

                             CONFIDENTIAL TREATMENT


================================================================================
                                   APPENDIX 2

    Planning on availability of "F.o.n." [fiber optic cables] and SANEF sites

================================================================================

================================================================================
          Highway                    Section                    Date
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
================================================================================

The above-referenced ## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## and ## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## sections are included as a guide and are not part of the services requested by the OPERATOR on the date the Agreement was signed.

                                Outfitted Routes

================================================================================
                 Routes                                  Date
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
================================================================================

                                   APPENDIX 3

                            OPERATOR'S GENERAL NEEDS

                             CONFIDENTIAL TREATMENT

================================================================================
                                   APPENDIX 3

                            OPERATOR'S general needs

================================================================================


The OPERATOR's general needs are indicated below. The number of pairs of F.o.n. indicated corresponds to the number of pairs actually available to the OPERATOR on the indicated date.


--------------------------------------------------------------------------------
                    Section                            1997
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------

                                   APPENDIX 4

              TECHNICAL SPECIFICATIONS AND ACCEPTANCE OF THE F.O.N.

                             CONFIDENTIAL TREATMENT

================================================================================
                                   APPENDIX 4

                     Technical Specifications of the F.o.n.

             Specifications of the acceptance tests for the F.o.n.

================================================================================

1.   Technical specifications of the F.o.n.

The F.o.n. shall comply with the UIT-T-G.652 standard and with the associated recommendations.

The F.o.n. are of the ## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## type and must be used in the ## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## wavelength

2.   Specification of the acceptance tests in the F.o.n. Districts

The acceptance tests shall be carried out by measuring the attenuation of a light signal in the various F.o.n. Districts delivered by the SANEF.

In each F.o.n. District, the attenuation measured in dB at ## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## shall have to be less than:

## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## in which

L: designates the length of the F.o.n. District in question, expressed in kilometres,

Ns: designates the number of weldings made on the F.o.n. on the F.o.n. District in question.

Nc: designates the number of Connectors equipping the F.o.n. on the F.o.n. District in question.

Furthermore, the following values shall be respected:

o Minimum adaptation weakening of a connector: ## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

o Maximum chromatic dispersion: ## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

o Polarisation dispersion in maximum mode: ## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

o ## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## welds at the most per F.o.n. District on one and the same optical fibre

3.   Factory acceptances

The SANEF shall inform the OPERATOR of the characteristics of the F.o.n. to be installed, and particularly the chromatic dispersion values and the mode polarisation dispersion values.

                                   APPENDIX 5

                          SAFETY REGULATIONS OF SANEF

                      SECTION ON GENERAL SAFETY REGULATIONS

                                TABLE OF CONTENTS

CHAPTER ()        INTRODUCTION

CHAPTER I         GENERAL PROVISIONS

     I.1    Notification Prior to Opening of Work Site

     I.2    Suspension of Work

     I.3    Transportation and Movement of Workers

     I.4    Personal Safety

     I.5    Sanctions and Penalties

CHAPTER II        TRAFFIC CONTROL

     II.1   Operation of Vehicles

     II.2   Changing Traffic Direction

     II.3   Traffic Rules Regarding Both Slow-Moving Vehicles and Machinery

     II.4   Marking and Outfitting of Vehicles

CHAPTER III       TRAFFIC SIGNS AT WORK SITE

     III.1  Opening of Work Site

     III.2  Source of and Setting Up of Traffic Signs

     III.3  Protection and Repositioning of Traffic Signs

CHAPTER IV        SPECIFIC INSTRUCTIONS

     IV.1   Traffic Signs at Work Site

     IV.2   Schedules and Work Periods

     IV.3   Traffic Conditions at Work Site Entrance and Exit

     IV.4   Work Site Security

     IV.5   Use of Service Access Gates

     IV.6   Length of Work Site

     IV.7   Supplementary Temporary Traffic Signs

     IV.8   Toll Exemptions

     IV.9   Health and Safety

                           CHAPTER () -- INTRODUCTION

[Summary: Informs contractors of basic safety regulations and procedures pertaining to traffic conditions when work is taking place on an active highway.]

                         CHAPTER I - GENERAL PROVISIONS

ARTICLE I.1     NOTIFICATION PRIOR TO THE OPENING OF WORK SITE

[Summary: Sets forth procedures for communications with the district supervisor prior to the opening of the work site.]

ARTICLE I.2     SUSPENSION OF WORK

[Summary: States that work may be stopped if safety conditions are deemed inadequate.]

ARTICLE I.3     TRANSPORTATION AND MOVEMENT OF WORKERS

[Summary: Describes in great detail the proper way of walking, driving, parking and dealing with highway traffic in general around a work site in all types of weather conditions. Safety is heavily emphasized.]

ARTICLE I.4     PERSONAL SAFETY OF THE CONTRACTOR'S REPRESENTATIVES

[Summary: States that wearing safety jackets and reflectors is mandatory for everyone.]

ARTICLE I.5     SANCTIONS AND PENALTIES

[Summary: States that a failure to observe safety rules will result in the closing of the work site and/or the dismissal of either or both the company and the work site supervisor.]

                          CHAPTER II -- TRAFFIC CONTROL

ARTICLE II.1    OPERATION OF WORK SITE VEHICLES AND MACHINERY

[Summary: Details the restrictions on the movements of vehicles and machinery.]

ARTICLE II.2    CHANGE OF DIRECTION OF TRAFFIC

[Summary: Indicates where it is possible to change the direction of traffic.]

ARTICLE II.3    TRAFFIC RULES REGARDING SLOW OR UNREGISTERED
                VEHICLES OR MACHINERY

[Summary: States that, due to the elevated speeds of highway traffic, slow-moving vehicles must either be transported or their movement must be protected with the use of special traffic signs for which SANEF is responsible.]

ARTICLE II.4    MARKING AND OUTFITTING OF VEHICLES

[Summary: States that all work vehicles registered with the District Supervisor must be equipped with reflecting devices and lights, such as emergency flashing beacons.]

                    CHAPTER III -- TRAFFIC SIGNS AT WORK SITE

ARTICLE III.1   OPENING OF WORK SITE

[Summary: States that prescribed traffic signs must be set up before the work site can be opened.]

ARTICLE III.2   SOURCE OF AND SETTING UP OF TRAFFIC SIGNS

[Summary: States that, with some exceptions, all traffic equipment will be supplied and set up by SANEF.]

ARTICLE III.3   PROTECTION AND REPOSITIONING OF TRAFFIC SIGNS

[Summary: Pertains to the monitoring and upkeep of temporary traffic signs and also provides instructions on whom to alert in case of a traffic accident.]

                       CHAPTER IV -- SPECIFIC INSTRUCTIONS

[Summary: The specific instructions mentioned in this section concern traffic signs, work schedules, traffic interruption, night work, size of work site etc. The instructions may be modified during the course of the work.]

ARTICLE IV.1    TRAFFIC SIGNS AT WORK SITE

[Summary: Details the four classes of work sites insofar as they relate to specific traffic signs.]

ARTICLE IV.2    SCHEDULES AND WORK PERIODS

[Summary: Details the conditions (time, traffic density, weather, etc.) under which the work site may be operational.]

ARTICLE IV.3    TRAFFIC CONDITIONS AT ENTRANCE, EXIT OR WITHIN
                WORK SITE ZONES

[Summary: States that traffic conditions at entrances, exits or within work site zones will be established during preliminary meetings with the District Supervisor.]

ARTICLE IV.4    SECURITY

[Summary: Warns the contractor of the risk of theft and vandalism, and holds the contractor responsible for security measures.]

ARTICLE IV.5    USE OF SERVICE ACCESS GATES

[Summary: States that the contractor must make sure that these gates are to be used by proper personnel (contractor's employees, police vehicles and SANEF vehicles) in a safe manner, and that they are to be closed after use. The contractor must include in its price the expenses incurred by the opening and closing of the gates or the hiring of a guard. All matters pertaining to the opening and closing of the gates will be presented to the District Supervisor.]

ARTICLE IV.6    LENGTH OF WORK SITE AREA -- DISTANCES BETWEEN
                WORK SITES

[Summary: Defines the maximum length of a work site and the distances separating consecutive work sites.]

ARTICLE IV.7    SUPPLEMENTARY TEMPORARY TRAFFIC SIGNS

[Summary: States that, in addition to the traffic signs set up by SANEF, the contractor will set up its own signs when working away from the roadway area.]

ARTICLE IV.8    EXEMPTION FROM TOLLS

[Summary: States that vehicles belonging to the contractor are exempted from tolls.]

ARTICLE IV.9    HEALTH AND SAFETY

[Summary: Indicates what actions should be taken in case of a traffic accident.]

                                   APPENDIX 6

                           RATES -- GENERAL CONDITIONS

                             CONFIDENTIAL TREATMENT

================================================================================

                                   Appendix 6

                                      RATES
                               General Conditions

================================================================================

1.   FEE CALCULATION (R1)

The R1 fee due in exchange for the availability of F.o.n. is calculated by multiplying the base price of the work unit by the number of work units defined below (ss. 3.1), reduced by the general discounts defined in ss. 3.4 if any.

The obtained result is then revised in accordance with a revision formula defined in the Convention.

2.   BASE PRICE OF THE WORK UNIT

The base price excluding taxes of the work unit expressed in KF (000 F) per km is defined in the light of the year of contract signature regarding availability of the pair of F.o.n. in accordance with the table given below.

--------------------------------------------------------------------------------
   1996-1997       1998         1999         2000          2001         2002
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------

Remark: The values given in the above table are values as of December 1996, and are revised in accordance with the revision formula given in the Convention.

3.   CALCULATION OF THE NUMBER OF WORK UNITS

3.1  Definition

The number of work units (U.O) made available for a year is equal to the length of an Equipped Motorway Section in kilometres multiplied by the number of pairs made available.

For instance, on a 100-kilometre Motorway Section, a pair of F.o.n. made available represents ## MATERIAL OMITTED AND SEPARATELY FILE UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## for the year in question.

                             CONFIDENTIAL TREATMENT

3.2  Motorway sections

The work units may be requested by the Operators on the following Motorway
Sections:

--------------------------------------------------------------------------------
Motorway                      Section                       Length
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------

(*) this section cannot be taken separately. It must necessarily be associated with at least one of the other two sections of which ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## constitutes the extremity.

3.3  Discounts by section

Each motorway section defines a certain quantity to U.O corresponding to the length of the said section.

3.3.1 Quantitative discounts

     ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## discount is granted for the first pair of F.o.n.

     ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## discount is calculated on the length of the section in question for the second pair of F.o.n., which defines a new quantity of U.O.

     ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## discount is calculated on the length of the section in question starting with the third pair of F.o.n., which defines a new quantity of U.O.

3.3.2 "Securisation"

If an operator wishes to make a pair of F.o.n. secured, the said security is obtained by using another pair of F.o.n. located on the other side of the motorway.

The number of U.O associated with a pair used on a standby basis is equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of the number of U.O of the pair made secured in this way, starting with the first F.o.n. requested by the operator.

3.3.3 Calculation of the number of U.O per section

The number of U.O for each section is the sum of the different U.O associated with the F.o.n. requested for the said section.

3.4  Additional discounts by pairs

Additional discounts are applied to each pair of F.o.n. The said discounts may be cumulated in succession in the following order:

                             CONFIDENTIAL TREATMENT

3.4.1 Length discount

If a pair of F.o.n. is requested for all sections offered by the SANEF, then the said F.o.n. benefits from a "length discount" of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

3.42 Duration discount

if a pair of F.o.n. is requested for a duration of more than ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## years, an additional discount is applied to the U.O reduced by the length discount if any, pursuant to the following scale:

--------------------------------------------------------------------------------
                Duration                               Discount
--------------------------------------------------------------------------------
     Up to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## years inclusive
--------------------------------------------------------------------------------
     ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## years
--------------------------------------------------------------------------------
     ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## years
--------------------------------------------------------------------------------
     ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## years
--------------------------------------------------------------------------------
     ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## years
--------------------------------------------------------------------------------
     ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## years
--------------------------------------------------------------------------------

3.4.3 Special discounts

For a fee corresponding to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## pairs of secured F.o.n. in the rate list, the SANEF shall make ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## pairs of secured F.o.n. available.

4.   Other conditions

The rates given above are valid under the conditions laid down in the Convention.

5.   Contract changes

In case of modification of the number of F.o.n. on the Equipped Motorway Section, or in case new Equipped Motorway Sections go into use, the new fee value is calculated and the amount of the guarantee regarding payment of the fees is modified if appropriate (cf. art. 14.4 of the Convention).

6.   Fee for making premises or land parcels available (R2)

If the SANEF makes premises or bare land parcels available, this shall give rise to payment of an R2 fee calculated on the basis of the following rate conditions:

* Premises: ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## and per year

* Lands: ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## and per year.

7.   General conditions regarding invoicing for the fees

The fees are payable in advance. They are paid for the totality of a fee at the time of contact signature. At the end of the first calendar year or of the first calendar quarter-year, depending on the periodicity adopted in the Convention for the fee, SANEF will invoice the OPERATOR for an amount to be calculated so as to reconstitute a balance corresponding to the totality of a fee.

Those general invoicing conditions are modified by the special provisions, if any, agreed in the Convention.

                                   APPENDIX 7

                            CONFIDENTIALITY AGREEMENT

                            CONFIDENTIALITY AGREEMENT

PARTIES:

HERMES EUROPE RAILTEL B.V., "HER", a Dutch Company, whose registered office is at Radioweg 2, 1305 KW Almere, The Netherlands, and whose principal place of business is at Avenue Louise 106, 1050 Brussels, Belgium; and

SOCIETE DES AUTOROUTES DU NORD ET DE L'EST DE LA FRANCE S.A.
"SANEF", of 4l Bis Avenue Bosquet 75007 Paris France.

In connection with a potential transaction by and between HER and SANEF relating to the supply by SANEF of dark fibre and ancillary accommodation and services to HER (the Transaction), the Parties have requested certain information concerning each other and their respective affiliates. As a condition to providing confidential or proprietary information the Parties agree to treat the Evaluation Information (as defined below) as confidential in accordance with the provisions of this Agreement.

Evaluation Information is defined as any technical or commercial information concerning a Party (the Disclosing Party) which has been or may be provided by the Disclosing Party or any of its affiliates or their respective directors, officers, employees or agents, in oral, written, visual, magnetic, electronic or other form to the other Party (the Recipient) or to any Recipient's directors, officers, employees, lawyers, accountants, financial advisors or other agents (collectively, Representatives), regardless of whether specifically identified as confidential, together with analyses, compilations, studies or other documents prepared by Recipient or Recipient's Representatives, which contain or otherwise reflect such information, or Recipient's review of, or interest in the Disclosing Party.

The term 'Evaluation Information' shall not include any information which:

     i. was or becomes generally available to the public other than as a result of a disclosure by Recipient;

     ii. was available to Recipient on a non confidential basis prior to its disclosure to the Recipient by the Disclosing Party; or

     iii. was or becomes available to Recipient on a non-confidential basis from a source other than the Disclosing Party or its affiliates, provided that such source is not bound by a confidentiality agreement with the Disclosing Party.

Recipient hereby agrees that the Evaluation Information will be used solely for the purpose of evaluating the Transaction and that such information will be kept confidential by Recipient and its Representatives and will not be disclosed or divulged by Recipient or any of its Representatives without the express prior written consent of the Disclosing Party. However, Recipient is permitted to disclose the Evaluation Information to those of its Representatives (other than any such person or a director, officer, employee or a substantial investor in a direct competitor of the Disclosing Party) who need to know such information for the purpose of evaluating the Transaction. Recipient agrees that such Representatives shall be informed of the confidential nature of such information, shall be directed by Recipient to treat such information as confidential and shall agree to be bound by the provisions of this Confidentiality Agreement.

Recipient will be responsible for any breach of this Confidentiality Agreement by its Representatives (including employees who, after the first date of disclosure of Evaluation Information hereunder, become former employees). Recipient agrees, at its sole expense, to take all reasonable measures, including but not limited to court proceedings, to restrain its Representatives from unauthorised disclosure or use of Evaluation Information.

In addition, without the prior written consent of the Disclosing Party, Recipient will not disclose and will direct its Representatives not to disclose to any person the fact that discussions or negotiations are taking place concerning a possible Transaction, or any of the terms, conditions or other facts with respect to any such Transaction, including the status thereof. The term 'person' as used in this letter shall be broadly interpreted to include without limitation any individual, governmental body, partnership, corporation or other entity.

Upon the request of the Disclosing Party, Recipient will promptly deliver to the Disclosing Party all documents provided by the Disclosing Party or any of its affiliates or their respective directors, officers, employees, or agents, to Recipient or its Representatives constituting Evaluation Information, without retaining any copies, extracts or other reproductions of all or part thereof. In the event of such request, all documents, memoranda, notes and other materials prepared by Recipient or its Representatives based on the Evaluation Information will be promptly destroyed. Notwithstanding the return or destruction of any Evaluation Information and materials based on the Evaluation Information, Recipient will continue to be bound by its obligations of confidentiality and other obligations hereunder.

Although the Disclosing Party and its affiliates have endeavoured to include in the Evaluation Information known to them which they believe to be relevant for the purpose of Recipient's investigation, Recipient understands, acknowledges and agrees that neither the Disclosing Party nor any of its affiliates, nor any of their respective directors, officers, employees or agents, makes any representation or warranty, expressed or implied, as to the accuracy or completeness of the Evaluation Information. Recipient understands, acknowledges and agrees that neither the Disclosing Party nor any of its affiliates, nor any of their respective directors, officers, employees or agents shall have any liability to Recipient or any of Recipient's Representatives resulting from the use of any of the Evaluation Information by Recipient or Recipient's Representatives.

The Confidentiality Agreement shall be governed by and construed in accordance with the laws of France.



Approved and agreed:



By:   SANEF                                  HER

Signature: /s/ Jean Claude A [ILLEGIBLE]     /s/ Jan Loeber
           -----------------------------     -------------------------------

Name: Jean Claude A[ILLEGIBLE]               Jan Loeber

Position: Chairman                           MD

Date: 13th May '96                           Date: 10 May '96

                                   APPENDIX 8

                             BILLS-RECEIVABLE BOOK

                             CONFIDENTIAL TREATMENT

================================================================================
                                   APPENDIX 8

                             Bills-Receivable Book
================================================================================

1.   If the OPERATOR pre-finances.


                                    [Table] ## MATERIAL OMITTED AND SEPARATELY
                                               FILED UNDER A REQUEST FOR
                                               CONFIDENTIAL TREATMENT ##


2.   If the OPERATOR does not pre-finance.


                                    [Table] ## MATERIAL OMITTED AND SEPARATELY
                                               FILED UNDER A REQUEST FOR
                                               CONFIDENTIAL TREATMENT ##

                             CONFIDENTIAL TREATMENT


                                    [Table]
                       ## MATERIAL OMITTED AND SEPARATELY
                           FILED UNDER A REQUEST FOR
                           CONFIDENTIAL TREATMENT ##

                             CONFIDENTIAL TREATMENT


                              Calculation of R1 Fee


                                    [Table]


                       ## MATERIAL OMITTED AND SEPARATELY
                           FILED UNDER A REQUEST FOR
                           CONFIDENTIAL TREATMENT ##

                             CONFIDENTIAL TREATMENT

================================================================================

               Rider No. 1 to the Convention of February 3, 1997

                          SANEF/ HERMES EUROPE RAILTEL

================================================================================

Article 1

The second sentence of article 14.3.2 of the Convention is modified as follows:

"In this connection, the OPERATOR shall inform the SANEF of its decision to provide or not provide the said prefinancing by registered mail with receipt sent as early as possible, and by May 22, 1997, at the latest."

Article 2

Article 14.3.3 is cancelled and is replaced by the following wording:

"The OPERATOR shall have the option of providing, to the SANEF's benefit, prefinancing (P) equal to ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## excluding taxes payable by June 20, 1997, and releasing the OPERATOR from payment of the R1 fee for ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## years starting with the date of availability of the last Equipped Motorway Section of each Equipped Itinerary, within the framework of the payment schedule in Appendix 8.

The SANEF shall issue an invoice addressed by registered mail with receipt to the OPERATOR upon receiving the registered letter mentioned in section 14.3.2 informing it of its decision to provide the prefinancing. The downpayment made pursuant to section 14.3.1 shall be applied to the amount of the prefinancing invoice (P).

Payment of the prefinancing shall occur upon submission of the corresponding invoice by bank transfer to a SANEF account within a maximum of 30 days starting with the day of dispatch of the letter mentioned in section 14.3.2, and at the latest on June 20, 1997.

In case of early payment, a payment discount will be granted on the basis of the money market overnight rate less ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##.

If payment of P has not been made by June 20, 1997, the Parties shall consider that the OPERATOR is not providing prefinancing, and unless the latter calls upon the termination clause stipulated in article 18 the F.o.n. shall be made available under the conditions of the present Convention without any prefinancing discount, R1 being payable as of the first year of the availability of the F.o.n. In this case, the downpayment made to the SANEF as prefinancing under article 14.3.1 of the Convention shall be applied to the amount of the said invoice.

                             CONFIDENTIAL TREATMENT

In exchange for the prefinancing, and subject to full payment thereof by June 20, 1997, the OPERATOR shall benefit for the duration of the present Convention from an exceptional discount on the R1 fee that will vary in the following proportions depending on the date of payment of P:

## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##, in which J represents the number of calendar days between the payment date and January 30, 1997."

Article 3

The second sentence of the second paragraph of article 9.1.2 is modified as follows:

"However, the penalties as a whole are subject to a ceiling of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of the amount of the prefinancing mentioned in article 14.3, and the penalties shall be suspended for the first seven days."



Paris, on

          For SANEF                          For HERMES EUROPE RAILTEL BV

                                                       (Signature)

       Michel AMILHAT                                   Jan LOEBER
      Managing Director                             Managing Director